UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2011 (May 24, 2011)

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in the Current Report on Form 8-K/A dated May 31, 2011, or the May 31st Current Report, of Government Properties Income Trust, or GOV, we or us, in May 2011 we acquired an office property located in New York, NY with approximately 187,060 rentable square feet for a purchase price of $114,050,000, excluding acquisition costs.  We refer to this property as “305 East 46th Street”.  This acquisition was more fully described in the May 31st Current Report.

In addition, in February 2011, we acquired two office properties located in Woodlawn, MD with approximately 182,561 rentable square feet for a purchase price of $28,000,000, excluding acquisition costs.  These properties are 100% leased to two tenants including 94% leased to the U.S. Government and occupied by the Social Security Administration.  We refer to these properties as the “Meadows Office Portfolio”.

In May 2011, we acquired an office property located in Plantation, FL with approximately 135,819 rentable square feet for a purchase price of $40,750,000, excluding acquisition costs.  This property is 100% leased to the U.S. Government and occupied by the Internal Revenue Service.  We refer to this property as “Southpointe I”.

We are amending and restating Item 9.01 of the May 31st Current Report for the purpose of filing (a) the audited statement of revenues and certain operating expenses for the year ended December 31, 2010 and the unaudited statement of revenues and expenses for the three month period ended March 31, 2011 of 305 East 46th Street, and (b) our unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 and unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2011 and the year ended December 31, 2010.   We are also filing the audited statement of revenues and certain operating expenses for the year ended December 31, 2010 and the unaudited statement of revenues and expenses for the three month period ended March 31, 2011 of the Meadows Office Portfolio and Southpointe I, and such acquisitions are reflected in our pro forma financial statements included herein.

Item 9.01. Financial Statements and Exhibits.

Pursuant to the requirements of Rule 3-14 of Regulation S-X, this Current Report on Form 8-K/A includes: (i) the Statement of Revenues and Certain Operating Expenses of 305 East 46th Street, for the three month period ended March 31, 2011 (unaudited) and for the year ended December 31, 2010, (ii) the Statement of Revenues and Certain Operating Expenses of the Meadows Office Portfolio, for the three month period ended March 31, 2011 (unaudited) and for the year ended December 31, 2010, (iii) the Statement of Revenues and Certain Operating Expenses of Southpointe I, for the three month period ended March 31, 2011 (unaudited) and for the year ended December 31, 2010, and (iv) pro forma financial data for us, which includes 305 East 46th Street, the Meadows Office Portfolio and Southpointe I, as well as other transactions, including acquisitions we have completed since March 31, 2011 (balance sheet) and January 1, 2010 (statements of income).  These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues including rents expected to be received on leases in place or signed during and after 2011, and for other reasons. Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma financial statements related to these transactions and such differences could be significant.

Neither GOV nor our affiliates are related to the sellers of 305 East 46th Street, the Meadows Office Portfolio or Southpointe I.  The historical financial statements listed in Item 9.01(a) present the results of operations of 305 East 46th Street, the Meadows Office Portfolio and Southpointe I, respectively, during periods prior to their acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X,

1

sources of revenue and expense which are not comparable to the expected future operations by us.  In assessing 305 East 46th Street, the Meadows Office Portfolio and Southpointe I, we considered each property’s revenue sources, including those which have been affected, and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for government leased space and the ability of tenants to make payments when due. We also considered each property’s expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants. Changes in these factors or as a result of other factors described in the notes to the pro forma data provided below will cause future operating results to differ from the historical and pro forma operating results presented, but cannot be predicted at this time; however, after reasonable inquiry, we are not currently aware of any other material factors relating to the properties that would cause the financial information reported herein not to be indicative of future operating results.

(a) Financial Statements of Businesses Acquired.

Statement of Revenues and Certain Operating Expenses of 305 East 46th Street

The historical financial statements listed above present results of operations of 305 East 46th Street during periods prior to its acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operation by us.

Statement of Revenues and Certain Operating Expenses of the Meadows Office Portfolio

The historical financial statements listed above present results of operations of the Meadows Office Portfolio during periods prior to its acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operation by us.

Statement of Revenues and Certain Operating Expenses of Southpointe I

The historical financial statements listed above present results of operations of Southpointe I during periods prior to its acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operation by us.

(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-13
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011	F-14
Unaudited Pro Forma Condensed Consolidated Statements of Income for the Three Months Ended March 31, 2011	F-15
Unaudited Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2010	F-16
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-17

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(d) Exhibits.

The Company hereby files the following exhibits:

2.1

Real Estate Sale Contract, dated as of May 24, 2011, by and between 305 BRG-IMICO LLC (f/k/a 305 BRG-Intell LLC), as Seller, and Government Properties Income Trust, as Purchaser. (Incorporated by reference to the May 31st Current Report.)

23.1	Consent of Ernst & Young LLP. (Filed herewith.)

3

Report of Independent Auditors

To the Board of Trustees

Government Properties Income Trust

We have audited the accompanying statement of revenues and certain operating expenses of 305 East 46th Street for the year ended December 31, 2010. This financial statement is the responsibility of 305 East 46th Street’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Government Properties Income Trust as described in Note 1, and is not intended to be a complete presentation of 305 East 46th Street’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of 305 East 46th Street for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 20, 2011

305 East 46th Street

Statement of Revenues and Certain Operating Expenses

	For the three month period ended March 31, 2011	For the year ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$2,438,816	$9,600,008

Certain operating expenses:
Real estate taxes	253,916	892,433
Utility expenses	108,037	114,539
Other operating expenses	139,330	648,470
	501,283	1,655,442
Revenues in excess of certain operating expenses	$1,937,533	$7,944,566

See accompanying notes.

305 East 46th Street

Notes to Statement of Revenues and Certain Operating Expenses

Three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010

1.                                      General Information and Summary of Significant Accounting Policies

Prior to May 27, 2011, 305 BRG-IMICO LLC, a New York limited liability company, or the Seller, owned and operated an office building located at 305 East 46th Street, New York, NY, or the Property.  On May 27, 2011, Government Properties Income Trust, or GOV, acquired the Property from the Seller and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of GOV.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of the Property.

Use of Estimates - Preparation of this financial statement in conformity with U.S. generally accepted accounting principles requires the Seller’s management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Income - The tenant lease is accounted for as an operating lease.  Rental income is recognized on a straight-line basis over the non-cancelable term of the lease.

Reimbursements from Tenant - Reimbursements from the tenant of operating expenses and real estate taxes are recognized in rental income when they become billable to the tenant.

Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

305 East 46th Street

Notes to Statement of Revenues and Certain Operating Expenses (continued)

Three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010

2.                                      Lease

The Seller, as lessor, has entered into a non-cancelable operating lease at the Property. This lease was assumed by GOV when the Property was acquired. Minimum future rentals under the lease in effect at December 31, 2010, are summarized as follows:

Year

2011	$9,116,520
2012	9,297,850
2013	9,484,827
2014	9,674,523
2015	9,868,014
Thereafter	21,189,013
$68,630,747

The lease at the Property expires in January 2018 and provides for real estate tax escalations.

As of December 31, 2010 and March 31, 2011, the United Nations was the single tenant at the Property.

Report of Independent Auditors

To the Board of Trustees

Government Properties Income Trust

We have audited the accompanying statement of revenues and certain operating expenses of the Meadows Office Portfolio for the year ended December 31, 2010. This financial statement is the responsibility of the Meadows Office Portfolio’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Government Properties Income Trust as described in Note 1, and is not intended to be a complete presentation of the Meadows Office Portfolio’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Meadows Office Portfolio for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 20, 2011

Meadows Office Portfolio

Statement of Revenues and Certain Operating Expenses

	For the three month period ended March 31, 2011	For the year ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$1,071,009	$4,127,649
Certain operating expenses:
Real estate taxes	56,757	214,787
Utility expenses	142,052	550,474
Other operating expenses	226,024	797,590
	424,833	1,562,851
Revenues in excess of certain operating expenses	$646,176	$2,564,798

See accompanying notes.

Meadows Office Portfolio

Notes to Statement of Revenues and Certain Operating Expenses

Three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010

1.                                      General Information and Summary of Significant Accounting Policies

Prior to February 15, 2011, CRP Holdings Meadows East, LLC, CRP Holdings 6322 Security, LLC and CRP Holdings Oak Meadows, LLC, all Delaware limited liability companies, or the Sellers, owned and operated four properties in Woodlawn, MD consisting of two commercial office buildings and land parcels located at 6210, 6300, 6322 and 6340 Security Boulevard, Woodlawn, MD, or the Properties.  On February 15, 2011, Government Properties Income Trust, or GOV, acquired the Properties from the Sellers and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of GOV.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of the Properties.

Use of Estimates - Preparation of this financial statement in conformity with U.S. generally accepted accounting principles requires the Seller’s management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Income - The tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the terms of the leases.

Reimbursements from Tenants - Reimbursements from the tenants of operating expenses and real estate taxes are recognized in rental income when they become billable to the tenants.

Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

Meadows Office Portfolio

Notes to Statement of Revenues and Certain Operating Expenses (continued)

Three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010

2.                                      Leases

The Sellers, as lessors, have entered into non-cancelable operating leases at the Properties. These leases were assumed by GOV when the Properties were acquired. Minimum future rentals under the leases in effect at December 31, 2010, are summarized as follows:

Year

2011	$3,206,851
2012	3,621,451
2013	3,565,855
2014	3,390,298
2015	693,854
$14,478,309

The leases at the Properties are generally for terms greater than two years and no more than five years and provide for operating expense and real estate tax escalations. Three of the leases provide the tenant with a right of termination prior to the scheduled expiration of the lease, one of which will begin in 2011 and two of which will begin in 2012.

As of December 31, 2010 and March 31, 2011, approximately 94% of rental income at the Properties was from a single tenant, the U.S. Government.

Report of Independent Auditors

To the Board of Trustees

Government Properties Income Trust

We have audited the accompanying statement of revenues and certain operating expenses of Southpointe I for the year ended December 31, 2010. This financial statement is the responsibility of Southpointe I’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Government Properties Income Trust as described in Note 1, and is not intended to be a complete presentation of Southpointe I’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of Southpointe I for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 20, 2011

Southpointe I

Statement of Revenues and Certain Operating Expenses

	For the three month period ended March 31, 2011	For the year ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$1,172,208	$4,633,125

Certain operating expenses:
Real estate taxes	110,388	393,280
Utility expenses	59,983	279,597
Other operating expenses	165,713	687,589
	336,084	1,360,466
Revenues in excess of certain operating expenses	$836,124	$3,272,659

See accompanying notes.

Southpointe I

Notes to Statement of Revenues and Certain Operating Expenses

Three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010

1.                                      General Information and Summary of Significant Accounting Policies

Prior to May 12, 2011, FAP-Plantation, LLC, a Delaware limited liability company, or the Seller, owned and operated an office building located at 7850 Southwest 6th Court, Plantation, FL, or the Property. On May 12, 2011, Government Properties Income Trust, or GOV, acquired the Property from the Seller and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of GOV.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of the Property.

Use of Estimates - Preparation of this financial statement in conformity with U.S. generally accepted accounting principles requires the Seller’s management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Income - The tenant lease is accounted for as an operating lease.  Rental income is recognized on a straight-line basis over the term of the lease.

Reimbursements from Tenants - Reimbursements from the tenant of operating expenses and real estate taxes are recognized in rental income when they become billable to the tenant.

Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

Southpointe I

Notes to Statement of Revenues and Certain Operating Expenses (continued)

Three month period ended March 31, 2011 (unaudited) and year ended December 31, 2010

2.                                      Leases

The Seller, as lessor, has entered into a non-cancelable operating lease at the Property. This lease was assumed by GOV when the Property was acquired. Minimum future rentals under the lease in effect at December 31, 2010, are summarized as follows:

Year

2011	$4,617,846
2012	4,617,846
2013	4,617,846
2014	4,617,846
2015	4,617,846
Thereafter	15,392,820
$38,482,050

The lease at the Property expires in April 2019 and provides for operating expense and real estate tax escalations.

As of December 31, 2010 and March 31, 2011, the U.S. Government was the single tenant at the Property.

GOVERNMENT PROPERTIES INCOME TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2011, reflects the financial position of Government Properties Income Trust, or we, us or our, as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed as of March 31, 2011.  The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2011, and for the year ended December 31, 2010, present the results of our operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated statements of income were completed on January 1, 2010.  These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the three months ended March 31, 2011, included in our Quarterly Report on Form 10-Q filed on May 5, 2011 with the Securities and Exchange Commission, or the SEC, our financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K filed on February 25, 2010 with the SEC, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K/A.

These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only. Upon completion of the long term financing of these acquisitions, our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements have been included.

The allocation of the purchase price of our 2011 acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements is based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or our results of operations for any future period. Differences could result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses,  changes in property level revenues including rents expected to be received on leases in place or signed during and after 2011, and for other reasons. Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2011

(dollars in thousands, except per share amounts)

	Historical	305 East 46th Street Acquisition	Southpointe I Acquisition	Other Acquisitions Since March 31, 2011
	(A)	(B)	(C)	(D)	Pro Forma
ASSETS
Real estate properties	$1,014,921	$103,461	$35,392	$25,583	$1,179,357
Accumulated depreciation	(137,018)	—	—	—	(137,018)
	877,903	103,461	35,392	25,583	1,042,339
Acquired real estate leases, net	62,569	10,589	5,358	4,598	83,114
Cash and cash equivalents	906	—	—	—	906
Restricted cash	1,820	—	—	—	1,820
Rents receivable	20,966	—	—	—	20,966
Deferred leasing costs, net	921	—	—	—	921
Deferred financing costs, net	3,455	—	—	—	3,455
Other assets, net	12,221	—	—	—	12,221
	$980,761	$114,050	$40,750	$30,181	$1,165,742

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$155,000	$114,575	$41,021	$30,300	$340,896
Mortgage notes payable	46,165	—	—	—	46,165
Accounts payable and accrued expenses	12,614	—	—	—	12,614
Due to affiliates	2,512	—	—	—	2,512
Acquired real estate lease obligations, net	13,421	—	—	306	13,727
Shareholders’ equity	751,049	(525)	(271)	(425)	749,828
	$980,761	$114,050	$40,750	$30,181	$1,165,742

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Three Months Ended March 31, 2011

(dollars in thousands, except per share amounts)

	Historical (A)	2011 Acquisitions Prior to March 31, 2011 (E)	305 East 46th Acquisition (F)	Southpointe I Acquisition (G)	Other Acquisitions Since March 31, 2011 (H)	Pro Forma Adjustments		Pro Forma

Rental Income	$39,076	$894	$2,352	$1,114	$1,058	$—		$44,494

Expenses:
Real estate taxes	4,457	67	254	110	63	—		4,951
Utility expenses	3,507	141	108	60	101	—		3,917
Other operating expenses	6,769	205	139	166	146	—		7,425
Depreciation and amortization	8,386	180	885	306	318	—		10,075
Acquisition related costs	829	—	525	271	425	(2,050	)(I)	—
General and administrative	2,343	27	143	51	37	—		2,601
	26,291	620	2,054	964	1,090	(2,050)		28,969

Operating income	12,785	274	298	150	(32)	2,050		15,525

Interest and other income	15	—	—	—	—	—		15
Interest expense	(2,537)	—	—	—	—	(1,222	)(J)	(3,759)
Equity in earnings of an investee	37	—	—	—	—	—		37
Income before income tax expense	10,300	274	298	150	(32)	828		11,818
Income tax expense	(46)	—	—	—	—	—		(46)

Net income	$10,254	$274	$298	$150	$(32)	$828		$11,772

Weighted average shares outstanding	40,501							40,501
Earnings per share
Net Income	$0.25							$0.29

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2010

(dollars in thousands, except per share amounts)

	Historical (A)	2010 Acquisitions (K)	2011 Acquisitions (L)	Pro Forma Adjustments		Pro Forma

Rental Income	$116,768	$38,947	$24,261	$—		$179,976

Expenses:
Real estate taxes	12,177	4,281	2,052	—		18,510
Utility expenses	9,064	4,792	1,667	—		15,523
Other operating expenses	19,486	7,338	3,186	—		30,010
Depreciation and amortization	24,239	8,312	7,890	—		40,441
Acquisition related costs	5,750	—	—	2,050	(M)	7,800
General and administrative	7,055	1,226	1,144	—		9,425
	77,771	25,949	15,939	2,050		121,709

Operating income	38,997	12,998	8,322	(2,050)		58,267

Interest and other income	103	—	—	—		103
Interest expense	(7,351)	(752)	—	(11,308	)(N)	(19,411)
Loss on extinguishment of debt	(3,786)	—	—			(3,786)
Equity in earnings of an investee	(1)	—	—	—		(1)
Income before income tax expense	27,962	12,246	8,322	(13,358)		35,172
Income tax expense	(167)	—	—	—		(167)

Net income	$27,795	$12,246	$8,322	$(13,358)		$35,005

Weighted average shares outstanding	34,341					40,462	(O)
Earnings per share
Net Income	$0.81					$0.87

Government Properties Income Trust

Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements

 (dollars in thousands, except per share amounts)

Basis of Presentation

(A)          We were organized as a Maryland real estate investment trust on February 17, 2009, and closed our initial public offering on June 8, 2009.  As of March 31, 2011, we owned 58 properties with a total of approximately 7.1 million rentable square feet.  The historical consolidated financial statements include our accounts and the accounts of our subsidiaries.  All intercompany transactions and balances have been eliminated.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(B)           Represents the effect of the acquisition of 305 East 46th Street in May 2011.  We financed this acquisition with cash on hand and borrowings under our current $500,000 unsecured revolving credit facility.  The purchase price of this property was $114,050, excluding $525 of estimated acquisition related costs.  We allocated $103,461 of the purchase price to real estate properties and $10,589 to acquired real estate leases, net.  This purchase price allocation is estimated and the final allocation may differ.

(C)           Represents the effect of the acquisition of Southpointe I in May 2011.  We financed this acquisition with cash on hand and borrowings under our revolving credit facility.  The purchase price of this property was $40,750, excluding $271 of estimated acquisition related costs.  We allocated $35,392 of the purchase price to real estate properties and $5,358 to acquired real estate leases, net.  This purchase price allocation is estimated and the final allocation may differ.

(D)          Represents the effect of the acquisition of three additional properties subsequent to March 31, 2011.  We financed these completed acquisitions with cash on hand and borrowings under our revolving credit facility.  The purchase price allocations are as follows (purchase price allocations are estimated and the final allocations may differ):

Property	Purchase Price(1)	Real Estate Properties	Acquired Real Estate Leases	Acquired Real Estate Lease Obligations
Stafford, VA	$11,550	$10,044	$1,773	$267
Montgomery, AL	11,550	10,055	1,534	39
Milwaukee, WI	6,775	5,484	1,291	—
	$29,875	$25,583	$4,598	$306

(1)                                     Purchase prices exclude estimated acquisition costs of $425.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Three Months Ended March 31, 2011

(E)           Represents the revenues and operating expenses of properties that we acquired in two acquisitions during the three months ended March 31, 2011 for the period from January 1, 2011 to the dates of their acquisition.  Real estate taxes, utility expenses, certain other operating expenses and general and administrative expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with Reit Management & Research LLC, or RMR.  These acquisitions are as follows:

Date Acquired	Property	Purchase Price (1)
February 2011	Quincy, MA	$14,000
February 2011	Woodlawn, MD	28,000

(1)            Purchase prices exclude acquisition costs.

(F)           Represents the revenues and operating expenses of the property described in Note (B) above.  Real estate taxes, utility expenses, certain other operating expenses and general and administrative expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with RMR.

(G)           Represents the revenues and operating expenses of the property described in Note (C) above.  Real estate taxes, utility expenses, certain other operating expenses and general and administrative expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with RMR.

(H)          Represents the revenues and operating expenses of the properties described in Note (D) above.  Real estate taxes, utility expenses, certain other operating expenses and general and administrative expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with RMR.

(I)            Adjusts acquisition costs as if these acquisitions occurred prior to January 1, 2011.

(J)            Adjusts interest expense for a $1,222 increase in our interest expense due to pro forma acquisition borrowings as of March 31, 2011 of $227,896 under our revolving credit facility, at our weighted average interest rate for the three months ended March 31, 2011 of 2.37%, plus the amortization of the related deferred financing fees.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2010

(K)          Represents the revenues and operating expenses of properties acquired in our 22 acquisitions during the year ended December 31, 2010 for the period from January 1, 2010 to the dates of their acquisition.  Real estate taxes, utility expenses, certain other operating expenses and general and administrative expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with RMR.  These acquisitions are as follows:

Date Acquired	Property	Purchase Price (1)
January 2010	Lakewood, CO	$28,710
February 2010	Landover, MD	$43,650
April 2010	Burlington, VT	$9,700
April 2010	Detroit, MI	$21,300
May 2010	Malden, MA	$40,500
June 2010	Safford, AZ	$12,559
June 2010	Kansas City, KS	$13,112
June 2010	Stoneham, MA	$14,709
July 2010	Savannah, GA	$3,348
July 2010	Albuquerque, NM	$2,394
July 2010	San Diego, CA	$16,482
July 2010	Tucson, AZ	$2,884
July 2010	Minneapolis, MN	$23,231
August 2010	Boston, MA	$23,813
August 2010	Washington, DC	$51,504
September 2010	Oklahoma City, OK	$8,302
September 2010	Riverdale, MD	$41,731
September 2010	Memphis, TN	$9,815
September 2010	Columbia, SC	$3,928
September 2010	Columbia, SC	$3,190
October 2010	Tampa, FL	$13,500
December 2010	Trenton, NJ	$46,050

(1)                                     Purchase prices exclude acquisition costs and include the assumption of debt.

(L)           Represents the revenues and operating expenses for the period January 1, 2010 to December 31, 2010 of the properties acquired subsequent to January 1, 2011 described in Notes (B), (C), (D) and (E) above.  Real estate taxes, utility expenses, certain other operating expenses and general and administrative expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with RMR.

(M)         Adjusts acquisition costs as if the acquisitions described in Notes (B), (C), (D), (E) and (K) above occurred on January 1, 2010.

(N)          Adjusts interest expense for a $16,764 increase in our interest expense due to pro forma acquisition borrowings as of January 1, 2011 of $617,355 under our revolving credit facility, at our weighted average interest rate for the year ended December 31, 2010 of 3.72%, plus the amortization of the related deferred financing fees, offset by pro forma interest savings of $5,456 assuming that our January and August 2010 offerings occurred as of January 1, 2010.

(O)          The 40,462,173 weighted average common shares outstanding were calculated as if the shares from our January 2010 offering and our August 2010 offering were outstanding as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  June 27, 2011